S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2006 (dollars in thousands, except per share data)									Page 1 of 3
	2005				2006			Nine Months Ended
	March	June	September	December	March	June	September	September	September
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2006	2005

Interest Income	$39,466	$42,144	$44,035	$46,476	$47,884	$50,957	$53,028	$151,869	$125,646
Interest Expense	12,148	13,780	15,595	17,991	19,810	22,830	24,186	66,826	41,523
Net Interest Income	27,318	28,364	28,440	28,485	28,074	28,127	28,842	85,043	84,123
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	1,146	3,331	3,002
Net Interest Income (FTE)	28,293	29,366	29,464	29,526	29,142	29,244	29,988	88,374	87,125
Provision For Loan Losses	800	(300)	3,000	1,500	1,500	5,700	1,352	8,552	3,500
Net Interest Income After Provisions (FTE)	27,493	29,666	26,464	28,026	27,642	23,544	28,636	79,822	83,625

Security Gains, Net	1,668	801	1,300	1,239	1,809	1,244	1,210	4,263	3,769

Service Charges and Fees	2,181	2,338	2,504	2,564	2,452	2,657	2,666	7,775	7,023
Wealth Management	1,643	1,831	1,760	1,743	2,223	2,058	1,854	6,135	5,234
Insurance	1,403	1,387	1,403	1,492	1,738	1,572	1,759	5,069	4,193
Other	2,196	2,829	2,440	2,663	2,261	2,803	2,432	7,497	7,465
Total Other Income	7,423	8,385	8,107	8,462	8,674	9,090	8,711	26,476	23,915

Salaries and Employee Benefits	8,798	8,440	8,754	8,723	9,512	9,004	8,618	27,134	25,992
Occupancy and Equip. Expense, Net	2,290	1,939	1,892	1,946	2,087	1,962	2,194	6,243	6,121
Data Processing Expense	1,035	1,092	1,046	1,117	1,164	1,249	1,186	3,599	3,172
FDIC Expense	74	75	71	72	75	75	77	227	220
Other	3,881	3,940	2,899	4,380	4,101	4,983	4,264	13,349	10,721
Total Other Expense	16,078	15,486	14,662	16,238	16,939	17,273	16,339	50,552	46,226

Income Before Taxes	20,506	23,366	21,209	21,490	21,186	16,605	22,218	60,009	65,083
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	1,146	3,331	3,002
Applicable Income Taxes	5,711	6,871	5,818	5,886	5,881	4,251	6,408	16,540	18,400
Net Income	$13,820	$15,493	$14,367	$14,563	$14,237	$11,237	$14,664	$40,138	$43,681

Per Common Share Data:
Shares Outstanding at End of Period	26,584,029	26,200,529	26,364,095	26,270,730	26,083,980	25,690,880	25,303,774	25,303,774	26,364,095
Average Shares Outstanding - Diluted	26,951,090	26,644,682	26,618,216	26,542,511	26,448,765	26,038,892	25,753,722	26,078,260	26,737,136
Net Income - Diluted	$0.51	$0.58	$0.54	$0.55	$0.54	$0.43	$0.57	$1.54	$1.63
Dividends Declared	$0.28	$0.28	$0.28	$0.29	$0.29	$0.29	$0.29	$0.87	$0.84
Book Value	$13.06	$13.09	$13.35	$13.41	$13.41	$13.14	$13.24	$13.24	$13.35
Market Value	$35.40	$36.10	$37.80	$36.82	$36.58	$33.23	$32.50	$32.50	$37.80
S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2006 (Dollars in thousands)							Page 2 of 3
	2005				2006
	March	June	September	December	March	June	September
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q

Nonaccrual Loans and Nonperforming Loans	$7,331	$5,944	$8,368	$11,166	$13,063	$21,824	$15,058
Asset acquired through foreclosure or repossession	1,536	945	1,908	3,712	3,084	2,725	2,633
Nonperforming Assets	8,867	6,889	10,276	14,878	16,147	24,549	17,691
Allowance for Loan Losses	34,339	33,525	36,093	36,572	37,402	38,575	32,717
Nonperforming Loans / Loans	0.32%	0.25%	0.35%	0.45%	0.51%	0.83%	0.58%
Allowance for Loan Losses / Loans	1.48%	1.40%	1.50%	1.47%	1.47%	1.47%	1.25%
Allowance for Loan Losses/ Nonperforming Loans	468%	564%	431%	328%	286%	177%	217%
Net Loan Charge-offs (Recoveries)	723	(455)	432	1,021	670	4,528	7,210
Net Loan Charge-offs (Recoveries) (annualized)/Average Loans	0.13%	-0.08%	0.07%	0.17%	0.11%	0.70%	1.09%

Balance Sheet (Period-End)

Assets	$3,027,881	$3,095,177	$3,104,433	$3,194,979	$3,250,246	$3,301,896	$3,278,710
Earning Assets	2,841,330	2,900,582	2,909,863	2,986,081	3,031,270	3,079,808	3,048,744
Securities	522,631	509,985	499,545	494,575	482,453	455,367	431,490
Loans, Gross	2,318,699	2,390,598	2,410,318	2,491,506	2,548,817	2,624,441	2,617,254
Total Deposits	2,168,932	2,208,204	2,306,604	2,418,884	2,470,151	2,496,909	2,536,092
Non-Interest Bearing Deposits	404,557	409,721	417,894	435,672	417,315	442,203	429,547
NOW, Money Market & Savings	904,809	922,923	965,625	1,050,104	1,136,810	1,169,278	1,201,254
CD's $100,000 and over	187,010	201,076	210,024	206,666	200,055	203,966	249,070
Other Time Deposits	672,556	674,484	713,061	726,442	715,972	681,462	656,221
Short-term borrowings	399,846	410,362	314,467	287,829	204,487	234,232	162,351
Long-term Debt	61,115	81,080	83,860	83,776	171,635	186,427	186,217
Shareholder's Equity	347,279	342,852	351,983	352,421	349,896	337,598	335,011

Balance Sheet (Daily Averages)

Assets	$2,998,237	$3,061,157	$3,090,488	$3,141,728	$3,205,843	$3,282,972	$3,285,807
Earning Assets	2,813,642	2,869,845	2,897,199	2,947,840	2,999,871	3,070,286	3,070,573
Securities	518,872	516,704	504,806	495,676	485,935	469,472	453,128
Loans, Gross	2,294,699	2,353,141	2,381,551	2,452,165	2,513,936	2,600,814	2,617,445
Deposits	2,157,201	2,188,288	2,269,085	2,348,991	2,424,946	2,494,841	2,518,761
Shareholder's Equity	353,472	347,871	351,432	353,373	356,341	346,351	343,176
S&T Bancorp, Inc. Consolidated Selected Financial Data September 30, 2006 (dollars in thousands)									Page 3 of 3
	2005				2006			Year-to-date
	March	June	September	December	March	June	September	September	September
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	2006	2005

Return on Average Assets	1.87%	2.03%	1.84%	1.84%	1.80%	1.37%	1.77%	1.65%	1.91%
Return on Average Shareholder's Equity	15.86%	17.86%	16.22%	16.35%	16.20%	13.01%	16.95%	15.40%	16.64%
Yield on Earning Assets (FTE)	5.84%	6.04%	6.18%	6.40%	6.62%	6.81%	7.00%	6.82%	6.02%
Cost of Interest Bearing Funds	2.27%	2.46%	2.73%	3.07%	3.37%	3.71%	3.90%	3.66%	2.49%
Net Interest Margin (FTE)(4)	4.08%	4.10%	4.03%	3.97%	3.93%	3.82%	3.87%	3.88%	4.07%
Efficiency Ratio (FTE)(1)	45.02%	41.02%	39.02%	42.75%	44.79%	45.06%	42.22%	44.02%	41.71%

Capitalization Ratios

Dividends Paid to Net Income	51.96%	48.16%	51.08%	50.69%	53.53%	67.41%	50.81%
Shareholder's Equity to Assets (Period End)	11.47%	11.08%	11.34%	11.03%	10.77%	10.22%	10.22%
Leverage Ratio (2)	9.68%	9.27%	9.56%	9.50%	9.28%	8.75%	8.57%
Risk Based Capital - Tier I (3)	10.86%	10.29%	10.73%	10.52%	10.30%	9.78%	9.65%
Risk Based Capital - Tier II (3)	12.52%	11.89%	12.35%	12.09%	11.86%	11.32%	11.94%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.